Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

MERGER AGREEMENT

THIS FIRST AMENDMENT TO MERGER AGREEMENT (this “Amendment”) is made and entered into effective as of March 14, 2025, by and among Vireo PR Merger Sub Inc., a Missouri corporation (“Merger Sub 1”), Vireo PR Merger Sub II Inc., a Missouri corporation (“Merger Sub 2”), Vireo Growth Inc., a British Columbia corporation (“Parent”), NGH Investments, Inc., a Missouri corporation (“NGH”), Proper Holdings Management, Inc., a Missouri corporation (“MSA Newco” and together with NGH, the “Companies” and each a “Company”), Proper Holdings, LLC, a Missouri limited liability company (“Holdings”). Each of the Merger Sub 1, Merger Sub 2, Parent, the Companies, and Holdings are referred to herein as a “Party” and collectively as the “Parties”.

BACKGROUND

Reference is made to that certain Agreement and Plan of Merger, by and among the Parties and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of Holdings and the Parent Share Recipients, dated as of December 18, 2024 (the “Agreement”). The Parties desire to amend the Agreement as set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

AGREEMENT

For good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.              Amendment to Section 2.08(d). Section 2.08(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

“(d) The conversion of the shares of each of Merger Sub 1 and Merger Sub 2 issued and outstanding as of immediately prior to the Mergers into shares of the common stock, par value $0.001 per share, of each applicable Surviving Company pursuant to Section 2.08(a) above shall be effected in full consideration for Parent issuing the Parent Shares in connection with the Closing Share Payment and paying down the Indebtedness and any unpaid Transaction Expenses pursuant to and in accordance with the terms and conditions of this Agreement, and the parties hereto acknowledge and agree that such conversion constitutes full and adequate consideration for the issuance of the Parent Shares and the payments by Parent described above.”

2.              Amendment to Section 2.19(g).

(a) Section 2.19(g) of the Agreement is hereby deleted in its entirety and replaced as follows:

“(g) In the event that:

(i) the higher of (A) the Acquired Companies’ consolidated trailing twelve (12) month Adjusted EBITDA for the twelve full calendar months ending December 31, 2026, and (B) the Acquired Companies’ consolidated trailing nine (9) month Adjusted EBITDA for the last nine (9) months of calendar year 2026, such amount annualized to reflect a full 12-month period, is less than

(ii)    the Closing EBITDA (the absolute value of the amount of the deficiency of Section 2.19(g)(i) to the amount calculated in this Section 2.19(g)(ii), if any, the “EBITDA Deficiency”);

then, Holdings and each Parent Share Recipient will, within ten (10) Business Days of such determination, transfer to Parent a number of Parent Shares, rounded up to the nearest whole number, held by such Person equal to its Pro Rata Share of the quotient of the Forfeiture Amount divided by the Closing Share Price.

Notwithstanding anything contained herein to the contrary, in no event shall the total number of Parent Shares forfeited under this Section 2.19(g) in the aggregate be in excess of 50% of the total Parent Shares issued as Actual Closing Merger Consideration (excluding, for purposes of this calculation, any Parent Shares issued as consideration for the Arches Value Amount).”

3.              Amendment to Definition of Aggregate E-Commerce Earn-Out Amount. The definition of “Aggregate E-Commerce Earn-Out Amount” is hereby deleted in its entirety and replaced as follows:

““Aggregate E-Commerce Earn-Out Amount” means an amount equal to the greater of (a) $37,500,000 or (b) the sum of (i) (A) five (5) multiplied by (B) the E-Commerce Earn-Out Revenue Amount minus (ii) $4,000,000.”

4.             Amendment to Definition of Market Share. The definition of “Market Share” set forth in the Agreement is hereby deleted in its entirety.

5.             Miscellaneous. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect. The terms of Article 11 of the Agreement shall apply to this Amendment, as applicable, as if fully set forth herein.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed effective as of the day and year first set forth above.

MERGER SUB 1:

VIREO PR MERGER SUB INC.

By:	/s/ Amber Shimpa
Name:	Amber Shimpa
Title:	President

MERGER SUB 2:

VIREO PR MERGER SUB II INC.

By:	/s/ Amber Shimpa
Name:	Amber Shimpa
Title:	President

PARENT:

VIREO GROWTH INC.

By:	/s/ John Mazarakis
Name:	John Mazarakis
Title:	Chief Executive Officer

COMPANIES:

NGH INVESTMENTS, INC.

By:	/s/ John Pennington
Name:	John Pennington
Title:	Chief Executive Officer

PROPER HOLDINGS MANAGEMENT, INC.

By:	/s/ John Pennington
Name:	John Pennington
Title:	Chief Executive Officer

HOLDINGS:

PROPER HOLDINGS, LLC

By:	/s/ John Pennington
Name:	John Pennington
Title:	Chief Executive Officer

[Signature Page to First Amendment to Agreement and Plan of Merger]